UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2009

Safeguard Scientifics, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-5620	23-1609753
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Devon Park Drive, Building 800, Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-293-0600

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 26, 2009, Safeguard Scientifics, Inc. (the “Company”) filed an Amendment to the Company’s Second Amended and Restated Articles of Incorporation (the “Articles Amendment”) with the Department of State of the Commonwealth of Pennsylvania, which became effective at 11:59 p.m. prevailing Eastern time on August 26, 2009. The Articles Amendment effected the previously announced reverse stock split of the Company’s outstanding common stock at a ratio of one-for-six (the “Reverse Split”). A copy of the Articles Amendment is attached as Exhibit 3.1 to this report and is incorporated by reference herein in its entirety. On August 27, 2009, the Company issued a press release announcing the completion of the Reverse Split. The press release is attached as Exhibit 99.1 to this report.

As a result of the Articles Amendment, the Company’s authorized share capital was reduced to 84,333,333 shares, consisting of 1,000,000 shares of preferred stock, par value $0.10 per share, 150,000 of which are designated Series A Junior Participating Preferred Shares, and 83,333,333 shares of common stock, par value $0.10 per share. As a result of the Reverse Split, the number of issued and outstanding shares of common stock was reduced to approximately 20.4 million. The actual number of shares outstanding will depend upon the number of fractional shares which result from the reverse split and which will be cashed out.

The new CUSIP number for the Company’s common stock is 786449 207.

ITEM 8.01. Other Events

A. The Company currently has seven active registration statements on Form S-8 on file with the Securities and Exchange Commission (the “SEC”) that register shares offered pursuant to awards under incentive equity compensation plans. SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offerings covered by registration statements filed on Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this report is, therefore, intended to be automatically incorporated by reference into each of the active registration statements on Form S-8 listed below, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amount of undistributed shares of common stock deemed to be covered by each of the following effective registration statements of the Company will be proportionately reduced to give effect to the Reverse Split:

1.	Registration Statement No. 333-86777 on Form S-8;
2.	Registration Statement No. 333-65092 on Form S-8;
3.	Registration Statement No. 333-73284 on Form S-8;
4.	Registration Statement No. 333-103976 on Form S-8;
5.	Registration Statement No. 333-118046 on Form S-8;
6.	Registration Statement No. 333-129617 on Form S-8;
7.	Registration Statement No. 333-147174 on Form S-8.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits
	3.1	Amendment to Second Amended and Restated Articles of Incorporation

	99.1	Press Release dated August 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Dated: August 27, 2009	By:	BRIAN J. SISKO
Brian J. Sisko Senior Vice President and General Counsel